SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Income Builder VIP

Effective on or about August 1, 2013, the following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Owen Fitzpatrick, CFA, Managing Director. Portfolio Manager. Joined the fund in 2013.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

Philip G. Condon, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2012.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Louis Cucciniello, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

July 18, 2013
PROSTKR-275